SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            October 29, 2015
                              Date of Report
                    (Date of Earliest Event Reported)

                       RANDOLPH ACQUISITIONS, INC.
          (Exact Name of Registrant as Specified in its Charter)

                  PURPLE GROTTO ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55389                 47-3152749
(State or other           (Commission File Number)      (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)
                              50 Hurt Plaza
                                Suite 806
                         Atlanta, Georgia 30303
           (Address of principal executive offices) (zip code)

                               404-267-7093
           (Registrant's telephone number, including area code

                            215 Apolena Avenue
                     Newport Beach, California 92662
             (Former Address of Principal Executive Offices)

      ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Randolph Acquisitions, Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              PURPLE GRROTTO ACQUISITION CORPORATION

Date: October 29, 2015
                             /s/ James Cassidy
                             President